SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 17, 2015

PEAK PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	005-87668	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12635 E. Montview Blvd., Suite 137 Aurora, CO	80045
(Address of principal executive offices)	(Zip Code)

303.415.2558

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

The Registrant issued the press release attached hereto as Exhibit 99.1 on February 17, 2015.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description of Document
99.1	Press Release of the Registrant dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peak Pharmaceuticals, Inc.

Dated: February 17, 2015	By:	/s/Soren Mogelsvang
	Name:	Soren Mogelsvang
	Title:	Chief Executive Officer

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